UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Mondelēz International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on May 16, 2018.

MONDELĒZ INTERNATIONAL, INC.

MONDELĒZ INTERNATIONAL, INC.

THREE PARKWAY NORTH

SUITE 300

DEERFIELD, IL 60015

Meeting Information
Meeting Type: Annual Meeting

For holders as of: March 12, 2018

Date: May 16, 2018 Time: 9:00 a.m. CDT

Location: NOAH’S Event Venue 200 Barclay Boulevard
Lincolnshire, Illinois 60069

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote   —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT           ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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                                 1)  BY INTERNET:         www.proxyvote.com

                                 2)  BY TELEPHONE:     1-800-579-1639

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—  How To Vote   —

Please Choose One of the Following Voting Methods

Vote In Person: Many annual shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the meeting venue, please see the directions included at the end of the 2018 Proxy Statement

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or register to attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

E18374-P88122

Voting Items

Company Proposals:

The Board of Directors recommends you vote FOR

each of the nominees listed in Proposal 1 below and FOR Proposals 2 and 3:

1.	Election of Directors.

Nominees:
	1a.	Lewis W.K. Booth
	1b.	Charles E. Bunch
	1c.	Debra A. Crew
	1d.	Lois D. Juliber
	1e.	Mark D. Ketchum
	1f.	Peter W. May
	1g.	Jorge S. Mesquita
	1h.	Joseph Neubauer
	1i.	Fredric G. Reynolds
	1j.	Christiana S. Shi
	1k.	Patrick T. Siewert
	1l.	Jean-François M. L. van Boxmeer
	1m.	Dirk Van de Put

2.	Advisory Vote to Approve Executive Compensation.

3.	Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for Fiscal Year Ending December 31, 2018.

Shareholder Proposals: The Board of Directors recommends you vote AGAINST the following proposals:

4.	Report on Non-Recyclable Packaging.

5.	Create a Committee to Prepare a Report Regarding the Impact of Plant Closures on Communities and Alternatives to Help Mitigate the Effects.

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

E37681-P01846